SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2005.

FBR Securitization, Inc.

(Exact name of registrant as specified in charter)

Delaware	333-122578	20-2028732

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 Nineteenth Street North, Arlington, VA 22209

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code (703) 312-9500

(Former name or former address, if changed since last report.)

Item 1.01. Entry into a Material Definitive Agreement.

     Attached as an exhibit is a form of underwriting agreement to be used by the registrant in connection with non-REMIC debt transactions pursuant to the registrant’s registration statement on Form S-3 (No. 333-122578).

Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits.

(c) Exhibits.

1.1 Form of Underwriting Agreement

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2005	FBR SECURITIZATION, INC.

	By:	/s/ Richard J. Hendrix

	Name:	Richard J. Hendrix
	Title:	President

[SIGNATURE PAGE]

Exhibit Index

Exhibit No.	Page
1.1 Form of Underwriting Agreement	[Electronic Format]